UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

ORCHARD THERAPEUTICS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-38722	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
108 Cannon Street London EC4N 6EU United Kingdom (Address of Principal Executive Offices; Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 203 808 8286

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.10 per share	ORTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Orchard Therapeutics plc (the “Company”) held its 2022 Annual General Meeting (the “Annual General Meeting”). At the Annual General Meeting, all the resolutions set out in the Notice of Annual General Meeting (the “Notice”) sent to shareholders and filed in the Company’s definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission on April 27, 2022 (the “Proxy Statement”) were duly proposed and passed.

The matters presented for a vote, which are described in additional detail in the Notice and Proxy Statement, and the results of each resolution are listed below. Votes “Withheld” constitute abstentions.

Ordinary Resolutions	For	Against	Withheld
To re-elect John T. Curnutte as a director	47,472,084	3,844,852	103,737
To re-elect Bobby Gaspar as a director	50,230,816	1,088,511	101,346
To re-elect Alicia Secor as a director	47,482,330	3,830,131	108,212
To re-appoint PricewaterhouseCoopers LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	51,039,963	353,125	27,585
To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2022	51,040,465	312,833	67,375
To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2022	50,975,749	297,941	146,983
To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021 and to note that the Company’s directors do not recommend the payment of any dividend for the year ended December 31, 2021	50,936,554	403,178	80,941
To approve the compensation of the Company’s named executive officers for the year ended December 31, 2021 on a non-binding, advisory basis	47,665,777	3,641,339	113,557
To receive and approve the Company’s U.K. statutory directors’ remuneration report for the year ended December 31, 2021 on a non-binding, advisory basis	48,023,460	3,247,147	150,066
To approve the Company’s U.K. directors’ remuneration policy	47,965,263	3,334,672	120,738

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHARD THERAPEUTICS PLC

Date: June 10, 2022	By:	/s/ Frank E. Thomas
Frank E. Thomas
President and Chief Operating Officer